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                                                                    EXHIBIT 10.3

                      FIRST AMENDMENT TO RIGHTS AGREEMENT

     First Amendment (the "First Amendment"), dated as of May 18, 1998, between Viking Office Products, Inc., a California corporation (the "Company") and American Stock Transfer and Trust Company, a trust company organized under the laws of the state of New York, as Rights Agent (the "Rights Agent"), to Rights Agreement (the "Rights Agreement"), dated as of January 20, 1997, between the Company and the Rights Agent.

                                    RECITALS

     The Board of Directors of the Company has approved the terms of this First Amendment to the Rights Agreement. The Company desires to enter into this First Amendment with the Rights Agent, and the proposed First Amendment is in compliance with the terms of Section 26 of the Rights Agreement relating to amendments to the Rights Agreement. A Distribution Date (as defined in the Rights Agreement) has not occurred as of the date hereof.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     Section 1. Amendment of Section 1.1. Section 1.1 of the Rights Agreement
                -------------------------
is hereby amended to add at the end of such section the following:

     "Notwithstanding the foregoing, "Acquiring Person" shall not include Office Depot, Inc., a Delaware corporation ("Depot"), provided that Depot shall not be excepted from the definition of "Acquiring Person" if Depot acquires Beneficial Ownership of any Common Shares of the Company other than pursuant to the Viking Stock Option Agreement, dated as of May 18, 1998, among the Company and Depot (including Beneficial Ownership acquired by virtue of the grant of the option contained therein) or pursuant to the Agreement and Plan of Merger, dated as of May 18, 1998, among the Company, Depot and VK Acquisition Corp., a California corporation."

     Section 2. Terms and Conditions. Except as specifically modified herein,
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all other terms and conditions of the Rights Agreement shall remain in full force and effect.


                            (signature page follows)
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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.

                          VIKING OFFICE PRODUCTS, INC.

                          By:  /s/ M. Bruce Nelson
                               -------------------
                               Name:  M. Bruce Nelson
                               Title: President and Chief Operating Officer


                          AMERICAN STOCK TRANSFER AND TRUST COMPANY

                          By:  /s/ Joseph Wolf
                               ---------------
                               Name:  Joseph Wolf
                               Title: Vice President